UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2014

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 653-8881
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________________________________

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 11, 2014, the Audit Committee of the Board of Directors of Blount International, Inc. (“Blount”) appointed KPMG LLP as independent registered public accounting firm for Blount for the year ending December 31, 2014.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period January 1, 2014 through April 15, 2014, neither Blount nor anyone acting on behalf of Blount, consulted KPMG LLP regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Mark V. Allred
Mark V. Allred
Vice President and Corporate Controller
(Principal Accounting Officer)

Dated: April 15, 2014